                                                                   EXHIBIT 10.45
================================================================================


                           WABASH NATIONAL CORPORATION


                               _________________



                                SECOND AMENDMENT

                           Dated as of April 11, 2003


                                       To


                  AMENDED AND RESTATED NOTE PURCHASE AGREEMENT
                           Dated as of April 12, 2002

                              _________________


              Re: $50,000,000 Adjusting Rate Senior Secured Notes,
                          Series A, due March 30, 2004



================================================================================

        SECOND AMENDMENT TO AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

                  This Second Amendment dated as of April 11, 2003 ("Second Amendment") to the Amended and Restated Note Purchase Agreement, dated as of April 12, 2002 and as amended on December 13, 2002, is among Wabash National Corporation, a Delaware corporation ("Company"), and the several Purchasers party to the Note Agreement (collectively, the "Noteholders").

                                    RECITALS:

                  A. The Company and the Noteholders have heretofore entered into that certain Amended and Restated Note Purchase Agreement dated as of April 12, 2002 (the "Note Agreement"). The Company has heretofore issued its $50,000,000 9.66% Senior Secured Notes, Series A, due March 30, 2004 bearing PPN 929566 F# 9 (the "Notes"), dated April 12, 2002, its Senior Secured PIK Notes, due March 30, 2004 bearing PPN 929566 G* 2 (the "Deferral Fee Notes") and its Senior Secured PIK Grid Notes, due March 30, 2004 bearing PPN 929566 H* 1 (the "Make-Whole Notes"), pursuant to the Note Agreement. The Noteholders are the holders of 100% of the principal amount of the Notes presently outstanding.

                  B. Apex Trailer Leasing & Rentals, L.P., a Delaware limited partnership ("Apex"), Cloud Oak Flooring Company, Inc., an Arkansas corporation ("Cloud"), Continental Transit Corporation, an Indiana corporation ("Continental"), FTSI Distribution Company, L.P., a Delaware limited partnership ("FTSI"), National Trailer Funding, L.L.C., a Delaware limited liability company ("National"), Wabash National Trailer Centers, Inc. (formerly known as NOAMTC, Inc.), a Delaware corporation ("Trailer"), Wabash Financing LLC, a Delaware limited liability company ("Wabash Financing"), Wabash National, L.P., a Delaware limited partnership ("Wabash National"), Wabash National Services, L.P., a Delaware limited partnership ("Services"), Wabash Technology Corp., a Delaware corporation ("Technology"), WNC Cloud Merger Sub, Inc., an Arkansas corporation ("WNC Cloud"), WNC Receivables Management Corp., a Delaware corporation ("Receivables"), and WTSI Technology Corp., a Delaware corporation ("WTSI") (Apex, Cloud, Continental, FTSI, National, Trailer, Wabash Financing, Wabash National, Services, Technology, WNC Cloud, Receivables and WTSI are hereinafter collectively referred to as the "Guarantors") have heretofore entered into that certain Amended and Restated Subsidiary Guarantee Agreement, dated as of April 12, 2002 (the "Subsidiary Guarantee Agreement") under and pursuant to which each of the Guarantors guaranteed the payment of the Notes and the performance by the Company of its obligations under the Note Agreement.

                  C. The Company and the Noteholders now desire to (i) modify the Note Agreement by amending certain provisions of the Note Agreement and provide that the amendment to the Note Agreement be effective as of the date hereof (the "Second Amendment Effective Date") and (ii) amend and restate the Notes, the Make-Whole Notes and the Deferral Fee Notes (provided that in lieu of receiving an amended and restated Note, Make-Whole Note, or Defferal Fee Note, each Noteholder may elect to receive an allonge to be attached to the Notes, Make-Whole Notes and Deferral Fee Notes originally issued to such Noteholder pursuant to the Note Agreement), such amended and restated notes together with such allonges are collectively referred to herein as the "Amended and Restated Notes").

                  D. The Guarantors in connection with this Second Amendment desire to reaffirm their respective obligations under the Subsidiary Guarantee Agreement.

                  E. All requirements of law have been fully complied with and all other acts and things necessary to make this Second Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

                  NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Second Amendment set forth in
Section 5 hereof, the Company and the Noteholders, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, do hereby agree as follows:

         SECTION 1 Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Note Agreement shall have the meaning assigned to such term in the Note Agreement. Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Note Agreement shall from and after the date hereof refer to the Note Agreement as amended hereby.

         SECTION 2 Amendments. The Company and the Noteholders agree that the Note Agreement shall be amended as follows:

         2.1 Section 8.1(b) of the Note Agreement shall be and hereby is amended in its entirety to read as follows:

                  "(b) The Company will prepay the Notes as follows, provided that no portion of such prepayments shall be applied to any Deferral Fee Note or Make-Whole Note:

                           (i) on the last Business Day of each month commencing
                  with January 31, 2003 through April 30, 2003, the Company will prepay the Notes in an aggregate principal amount equal to the product of the Series A Note Principal Allocation times $4,958,833, together with the Make-Whole Amount payable with respect thereto;

                           (ii) on the last Business Day of each month
                  commencing with May 31, 2003 through December 31, 2003, the Company will prepay the Notes in an aggregate principal amount equal to the product of the Series A Note Principal Allocation times $2,479,167, together with the Make-Whole Amount payable with respect thereto;

                           (iii) on January 15, 2004, the Company shall prepay
                  the Notes in an aggregate principal amount equal to the Series A Note Principal Allocation times the sum of $19,833,332 minus the aggregate amount of principal prepayments in excess, if any, of $19,833,332 made by the Company on the Amortization Debt from the Second Amendment Effective Date to December, 31, 2003, together with the Make-Whole Amount payable with respect thereto; provided, however, that the amount required to be prepaid on the Notes pursuant to this clause (iii) shall in no event be less than zero; and

                           (iv) on the last Business Day of each month
                  commencing with January 31, 2004 through March 30, 2004, the Company will prepay the Notes in an aggregate principal amount equal to the product of the Series A Note Principal Allocation times $4,958,333, together with the Make-Whole Amount payable with respect thereto."

         2.2 Section 8.1(c) of the Note Agreement shall be and hereby is amended by deleting the reference to "June 30, 2002" therein and inserting "March 31, 2004" in lieu thereof.

         2.3 Section 8 to the Note Agreement shall be and hereby is amended by inserting the following new paragraph at the end of such paragraph 4:

                  "Section 8.7 Deferred Amounts. (a) In addition to the rate of interest otherwise payable with respect to the Notes and all other amounts payable hereunder or in connection herewith, the Company shall pay, by no later than January 15, 2004, additional interest to the Noteholders in accordance with their respective pro rata principal amount in an amount equal to the aggregate of (i) each Series A Deferred Principal Amount multiplied by a rate per annum equal to 2.00% per annum from the date such Series A Deferred Principal Amount is created and determined hereunder until the date such Series A Deferred Principal Amount has been paid in full plus (ii) each Series A Deferred Principal Amount multiplied by a rate per annum equal to 1.00% per annum from the date such Series A Deferred Principal Amount has been paid in full (through voluntary prepayments pursuant to Section 8.2 hereof) to (but not including) January 15, 2004 (the amounts referred to in clauses (i) and (ii) hereof are collectively referred to as "Deferred Principal Amount Fees"). Each such voluntary prepayment shall be applied to the earliest occurring Series A Deferred Principal Amount and, after the same has been paid in full, thereafter to each immediately succeeding Series A Deferred Principal Amount until all Series A Deferred Principal Amounts have been paid in full. On January 15, 2004, the Company shall pay all Series A Deferred Principal Amounts. As used in this Section 8.7(a), "Deferred Principal Amount" means, with respect to each monthly repayment of the Amortization Debt occurring on or after the Second Amendment Effective Date but prior to January 1, 2004, the excess, if any, of (x) $4,958,333 minus (y) the actual amount of such repayment; it being understood and agreed that each occurrence of such an excess will create a new and independent Deferred Principal Amount. As used in this Section 8.7(a), "Series A Deferred Principal Amount" means the Series A Note Principal Allocation times each Deferred Principal Amount. The Company agrees that in connection with any payment of fees payable to the Specified Holders similar to the Deferred Principal Amount Fees, the Company shall pay to the Noteholders a pro rata amount of such payment.

                 (b) The Company acknowledges that it is required to pay certain amendment/closing fees (in addition to and not including the 0.25% fee described in subsection (c) below and reimbursement for out of pocket costs and expenses) to the Noteholders and the Specified Holders in connection with, and as required by, the Second

         Amendment and the amendments to the Specified Agreements in form and substance substantially similar to the Second Amendment (the "Second Amendment Closing Fees"). In lieu of paying the entire balance of the Second Amendment Closing Fees on the Second Amendment Effective Date, the Company shall pay (i) on the Second Amendment Effective Date, at least $2,000,000 of such Second Amendment Closing Fees and the portion of the Second Amendment Closing Fees paid to the Noteholders on the Second Amendment Effective Date shall not be less than the Series A Deferred Fee Allocation multiplied by the actual amount of the Second Amendment Closing Fees paid to the Noteholders and the Specified Holders on the Second Amendment Effective Date and (ii) by no later than January 15, 2004, (A) the then unpaid balance of the Second Amendment Closing Fees multiplied by the Series A Deferred Fee Allocation and (B) a deferral fee to the Noteholders in accordance with their pro rata portion of the Deferred Fee Amount multiplied by the Series A Deferred Fee Allocation at a rate per annum equal to the sum of (x) the Series A Applicable Rate plus (y) (i) 2.00% from the Second Amendment Effective Date until the date such Deferred Fee Amount has been paid in full plus (z) 1.00% on the date immediately prior to the day such Deferred Fee Amount balance has been paid in full and for the period from the date such Deferred Fee Amount has been paid in full until January 15, 2004. As used in this Section 8.7(b), "Deferred Fee Amount" means, with respect to the Second Amendment Closing Fees, the excess of (a) the actual amount of the Second Amendment Closing Fees minus (b) the amount of the Second Amendment Closing Fees paid on the Second Amendment Effective Date. The Company agrees that in connection with any payment on any date of the Deferred Fee Amount or the deferral fee referred to above (or a similar deferral fee to any Specified Holder) to any Specified Holder, the Company, on the same date, shall pay to each Noteholder pro rata in accordance with the unpaid principal amount of Notes (other than the Deferral Fee Notes and the Make-Whole Notes) held by such Noteholder an amount equal to the Series A Deferred Fee Allocation times the amount of such payment.

                  (c) The Company shall pay, on January 15, 2004, a restructuring fee pro rata to each Noteholder, in an amount equal to 0.25% of the then outstanding principal amount of the Notes (other than the Make-Whole Notes and the Deferral Fee Notes) held by such Noteholder (it being understood and agreed that such restructuring fee shall be non-refundable and is deemed to be fully earned on the Second Amendment Effective Date)."

         2.4 Section 7.1(a) to the Note Agreement shall be and hereby is amended by inserting new subsections (vii) and (viii) immediately following subsection
(vi) thereto which shall read as follows:

                  "(vii) Cash Sources. By no later than fifteen (15) days after the end of each monthly accounting period of the Company, the following (prepared in such format and detail as is required by the Required Holder(s)): (a) a statement of projected cash sources and uses of the Company and its Subsidiaries for the 13 calendar weeks following the end of such monthly accounting period and a report (to the extent requested by the Required Holder(s) from time to time) containing management's discussion and analysis of such projections and (b) a statement of cash sources and uses for the immediately preceding monthly accounting period of the Company and for such historical period as is reasonably required by the Required Holder(s), in comparative form against the figures and for the corresponding date and period in the projected cash flow statements required under the foregoing subsection (a); the foregoing statements required under subsections (a) and (b) being duly certified by the chief financial officer or treasurer of the Company.

                  (viii) Fleet Equivalent Increase. Concurrently with the delivery of each monthly report and information under the Fleet Participation Agreement (including without limitation under Section 6.1(e)(vii) thereof), the Company shall deliver to each Noteholder copies of such reports and information and any other information relevant to the calculation and determination of the Fleet Equivalent Increase."

         2.5 Section 9 of the Note Agreement shall be and hereby is amended by inserting a new Section 9.18 immediately following Section 9.17 thereto which shall read as follows:

                  "Section 9.18. Canadian Guaranty and Collateral. By no later than May 31, 2003, the Company shall (a) cause its Canadian Subsidiary to execute and deliver to each holder of a Note, a guarantee of the Obligations pursuant to a guaranty agreement, or supplement thereto, in form and substance satisfactory to the Required Holder(s) and their counsel, (b) cause its Canadian Subsidiary to execute and deliver to the Collateral Agent a general security agreement, or supplement thereto, with a copy to each Noteholder, in form and substance satisfactory to the Collateral Agent and its counsel, (c) execute and deliver a Pledge Agreement, or supplement thereto, pledging 100% of the capital stock of its Canadian Subsidiary and (d) deliver to the Required Holder(s) corporate resolutions and other documentation (including legal opinions, Personal Property Security Act financing statements and such other instruments and documents as are requested by, and in form and substance satisfactory to, the Required Holder(s) and their counsel) related to the delivery of the foregoing agreements; provided that the Company shall not be required to provide that portion or amount of collateral described above and evidenced by any of the foregoing instruments and documents to the extent but only to the extent that delivery of such collateral would cause its Canadian Subsidiary's accumulated and undistributed earnings and profits to be deemed to be repatriated to the Company or a Domestic Subsidiary for U.S. federal income tax purposes and the effect of such repatriation would be to cause materially adverse tax consequences for the Company."

         2.6 Section 10.3 of the Note Agreement shall be and hereby is amended and restated as follows:

                 "(a) Intentionally Omitted.


                  (b) Minimum Consolidated Equity. The Company shall, as of the last day of each of the fiscal quarters specified below, maintain Consolidated Equity at an amount not less than the applicable "Minimum Consolidated Equity" specified below:


               Fiscal Quarter Ending
                                            Minimum Consolidated

                                                  Equity

                  March 31, 2003                $40,000,000
                  June 30, 2003                 $35,000,000
                  September 30, 2003            $30,000,000
                  December 31, 2003             $25,000,000

                  (c) Maximum Leverage Valuation Ratio. The Company shall not permit, as of the last day of each of the fiscal quarters specified below, the Leverage Valuation Ratio to exceed the applicable "Maximum Leverage Valuation Ratio" specified below:

                                               Maximum Leverage
                  Fiscal Quarter Ending         Valuation Ratio

                  March 31, 2003                  0.95 to 1
                  June 30, 2003                   0.95 to 1
                  September 30, 2003              0.95 to 1
                  December 31, 2003               0.95 to 1


                  (d) Minimum Consolidated EBITDA. The Company shall, as of the last day of each of the fiscal quarters specified below, maintain Consolidated EBITDA, at an amount not less than the applicable "Minimum Cumulative Consolidated EBITDA" specified below for the period commencing on January 1, 2003 and ending on such last day:

                                          Minimum Cumulative Consolidated
                   Month Ending                      EBITDA

                   March 31, 2003                      $0
                   June 30, 2003                    $5,000,000
                   September 30, 2003              $15,000,000
                   December 31, 2003               $20,000,000


                  (e) Minimum Interest Coverage Cash Collateral. The Company shall, by no later than December 31, 2002, enter into a Cash Collateral Agreement and, by no later than one (1) Business Day prior to the first day of each fiscal quarter of the Company ending on or after March 31, 2003, deposit funds ("Cash Collateral Funds") with the Collateral Agent in an amount not less than the aggregate amount of interest required to be paid, through the end of the immediately succeeding fiscal quarter, under this Agreement and under the Specified Agreements; provided that
         (i) in the case of interest required to be paid through the end of the fiscal quarter ending on March 31, 2004, the Company may deposit Cash Collateral Funds on or before (but not after) January 15, 2004 and (ii) it being understood and agreed that if, at any time subsequent to the date Cash Collateral Funds are deposited, the aggregate amount of interest required to be so paid increases, the Company shall promptly, and in any event within three (3) Business Days after demand by the holders of the Senior Notes or the Administrative Agent, deposit additional funds with the Collateral Agent in an aggregate amount not less than the amount of such increase)."

         2.7 Section 10.3(f) of the Note Agreement shall be and hereby is amended by deleting the reference to "$6,000,000" contained therein and inserting "$4,000,000" in lieu thereof.

         2.8 Section 11(b)(iv) of the Note Agreement shall be and hereby is amended by inserting "or Section 9.18" immediately after the reference to "Section 9.17" appearing therein.

         2.9 Section 11 to the Note Agreement shall be and hereby is amended by inserting the following new subsections immediately following subsection (r) contained therein:

                  "(s). Commitment Letter. The Company shall fail to deliver to the holders of Notes, by no later than January 31, 2004, one or more binding commitment letters (in form and substance satisfactory to the Required Secured Parties as defined in the Intercreditor Agreement) from a bank, institutional lender or other qualified lending source to pay in full, on or before March 30, 2004, the Secured Obligations as defined in the Intercreditor Agreement.

                  (t) Fleet Cross-Default. A default or breach under the Fleet Participation Agreement shall occur, regardless of whether such default is waived or whether any right with respect to such default or breach is exercised (including, without limitation, any default or breach arising out of a failure by the Company to deliver a business plan as required by Section 6.1(o) thereof)."

         2.10 Schedule B of the Note Agreement shall be and hereby is amended by inserting the following new defined terms and in the correct alphabetical order to such schedule:

                  "Amortization Debt" means, at any time the same is to be determined, the sum of (i) the outstanding principal amount of the Senior Secured Notes (other than the Deferral Fee Notes and the Make-Whole Notes) (as each such term is defined in the Intercreditor Agreement), as of such time plus (ii) the sum of (1) the outstanding principal amount of all of the Term Loans (other than the PIK Notes) plus (B) the amount then available for drawing under all Term Letters of Credit plus (C) the amount of unpaid reimbursement obligations with respect to drawings under all Term Letters of Credit (as each such term is defined in the Credit Agreement as in effect at the date of the Closing).

         "Applicable Margin" means, for each month the same is determined, the sum of (i) 0.50% for every 10% of negative variance from the Targeted Consolidated EBITDA Amount for such month, (ii) 0.50% for every quarterly occurrence of a Leverage Valuation Ratio above 0.85 to 1 as of the end of the Company's most recently ended fiscal quarter and to be paid in the quarter following such occurrence (it being understood and agreed that, once in effect, such Leverage Valuation Ratio-based increase (a "Leverage Increase") will remain in effect for each month prior to the Company's achievement of a Leverage Valuation Ratio of
         0.85 to 1 or less but shall cease to apply (subject to subsequent quarterly occurrences of a Leverage Valuation Ratio above 0.85 to 1) during and after such month when the Company's quarterly-based Leverage Valuation

         Ratio is equal to or less than 0.85 to 1), (iii) 0.50% for every monthly occurrence of a negative monthly Unadjusted Consolidated EBITDA and (iv) 0.20% for every month during which the "Additional Fee" (as identified and defined in Section 10.1(d) of the Fleet Participation Agreement) is payable under the Fleet Participation Agreement (a "Fleet Equivalent Increase"). Each calculation of the Applicable Margin (1) will be determined as of the end of each calendar month (or quarter in the case of the applicability of a Leverage Increase) and shall be in effect for the next succeeding calendar month (or quarter in the case of a Leverage Increase), (2) shall be determined without giving effect to, and shall not be additive of, the Applicable Margin determined in any previous month and (3) shall be subject to the limitation that the amount calculated by adding the sum of the increases specified in the foregoing subsections (i), (ii) and (iii) shall not exceed 5.00% for any month.

                  "Canadian Subsidiary" means any subsidiary of the Company organized under the laws of Canada or any province thereof.

                  "Deferred Fee Amount" is defined in Section 8.7(b).

                  "Deferred Principal Amount" is defined in Section 8.7(a).

                  "Eligible Asset Disposition Charges" means charges, calculated in accordance with GAAP, incurred by the Company in its fiscal year ending on December 31, 2003 but only to the extent (i) such charges relate solely and directly to the sales of assets and properties permitted under Section 10.2(b) (including, without limitation, charges composed of brokerage and investment banking fees, rental and used trailer disposition fees and charges and other disposition transaction costs) and (ii) the proceeds of such sales are used to prepay Indebtedness of the Company and its Subsidiaries to the extent permitted hereunder.

                  "Eligible Asset Impairment Charges" means up to $35,000,000 in the aggregate attributable to, without duplication, any charges incurred by the Company in its fiscal year ending on December 31, 2003 but only to the extent such charges relate solely and directly to the impairment of long-lived assets, goodwill and other intangible assets, all in accordance with GAAP.

                  "Eligible Miscellaneous Non-Cash Charges" means non-cash charges (including, without limitation, to non-cash losses on finance contracts, severance and other loss contingencies but excluding Eligible Asst Impairment Charges and Eligible Restructuring Charges), calculated in accordance with GAAP and, to the extent deducted in computing Consolidated Operating Income, incurred by the Company in its fiscal year ending on December 31, 2003 but only to the extent the aggregate amount of such non-cash charges do not exceed $10,000,000.

                  "Eligible Restructuring Charges" means any charges incurred by the Company in its fiscal year ending on December 31, 2003 but only to the extent such charges (i) are incurred in accordance with GAAP and
         (ii) relate solely and directly to the restructuring, waiving or amending of the instruments and documents evidencing any of the Secured

         Obligations and other lines of credit, leases or other extensions of credit, including any amounts paid to any lenders, advisor fees and other related costs.

                  "Fleet Equivalent Increase" is defined in the definition of "Applicable Margin" contained in Schedule B hereof.

                  "Fleet Participation Agreement" means that certain Amended and Restated Participation Agreement dated as of March 30, 2001 as currently in effect among Apex Trailer Leasing & Rentals, L.P., the Company, certain financial institutions from time to time party thereto, U.S. Bank National Association, as trustee and Fleet Capital Corporation individually and as owner participant, collateral agent and administrative agent, as such agreement may be amended, restated, supplemented or otherwise modified from time to time.

                  "Second Amendment" means that certain Second Amendment to the Amended and Restated Note Purchase Agreement, dated as of April 12, 2002 and as amended on December 13, 2002, dated as of April 11, 2003 among the Company, and the Noteholders.

                  "Second Amendment Closing Fees" is defined in Section 8.7(b).

                  "Second Amendment Effective Date" means April 11, 2003.

                  "Series I Applicable Rate" means, at any time, the sum of (i) a rate per annum equal to 10.16% plus (ii) the Applicable Margin at such time.

                  "Series I Deferred Fee Allocation" means at any time, the percentage determined by dividing (a) the aggregate amount of the amendment fees in favor of the Noteholders as required by, and in connection with, the Second Amendment by (b) the sum of (i) the aggregate amount of the amendment fees in favor of the holders of the Senior Secured Notes (other than the Deferral Fee Notes and the Make-Whole Notes) (as each such term is defined in the Intercreditor Agreement) as required by, and in connection with, the Second Amendment and the amendments (comparable to the Second Amendment) to the Note Agreements (as such term is defined in the Intercreditor Agreement),
         (ii) the aggregate amount of the amendment fees in favor of the Administrative Agent and the Lenders as required by, and in connection with, the Second Amendment, (iii) the aggregate amount of the amendment fees in favor of General Electric Capital Corporation as required by, and in connection with, the amendments (comparable to the Second Amendment) to the Receivables Purchase Agreement and (iv) the aggregate amount of amendment fees in favor of Fleet Capital Corporation as required by, and in connection with, the Amendment (comparable to the Second Amendment) to the lease agreements evidencing the Fleet Lease Transaction.

                  "Specified Agreements" means the Credit Agreement, the Receivables Purchase Documents, the Series I Note Purchase Agreement, the Series C-H Note Purchase Agreement and the lease agreements evidencing the Fleet Lease Transaction.

                  "Specified Holders" means the holders of the Obligations, under and as defined in the Credit Agreement, the financial institutions party to Receivables Purchase Documents, the holders of the Series I Notes, the holders of the Series C-H Notes and the financial institutions party to the lease agreements evidencing the Fleet Lease Transaction.

                  "Targeted Consolidated EBITDA Amount" means, for each relevant month, the cumulative Consolidated EBITDA amount (measured from and after January 1, 2003) furnished on March 6, 2003 to the Noteholders as part of the Company's 2003 budget and as set forth on Schedule B attached hereto minus that portion of such cumulative Consolidated EBITDA amount which is attributable to the sale, from and after January 1, 2003, of any assets or any Subsidiary to the extent permitted herein or otherwise approved by the Required Holder(s).

                  "Unadjusted Consolidated EBITDA" means, for any period, on a consolidated basis for the Company and its consolidated Subsidiaries, the sum of the amounts for such period, without duplication, of (i) Consolidated Operating Income, plus (ii) charges against income for foreign taxes and U.S. income taxes to the extent deducted in computing Consolidated Operating Income, plus (iii) Interest Expense to the extent deducted in computing Consolidated Operating Income, plus (iv) depreciation expense to the extent deducted in computing Consolidated Operating Income, plus (v) amortization expense, including, without limitation, amortization of goodwill and other intangible assets to the extent deducted in computing Consolidated Operating Income, plus (vi) Eligible Asset Disposition Charges to the extent deducted in computing Consolidated Operating Income, minus (a) the total interest income of the Company and its Subsidiaries to the extent included in computing Consolidated Operating Income minus (b) the total tax benefit reported by the Company and its Subsidiaries to the extent included in computing Consolidated Operating Income.

         2.11 Schedule B to the Note Agreement is further amended by amending the definitions of "Consolidated EBITDA," "Consolidated Equity" and "Default Rate" in their entirety to read as follows:

                  "Consolidated EBITDA" means, for any period, on a consolidated basis for the Company and its consolidated Subsidiaries, the sum of the amounts for such period, without duplication, of (i) Consolidated Operating Income, plus (ii) charges against income for foreign taxes and U.S. income taxes to the extent deducted in computing Consolidated Operating Income, plus (iii) Interest Expense to the extent deducted in computing Consolidated Operating Income, plus (iv) depreciation expense to the extent deducted in computing Consolidated Operating Income, plus
         (v) amortization expense, including, without limitation, amortization of goodwill and other intangible assets to the extent deducted in computing Consolidated Operating Income, plus (vi) Eligible Asset Disposition Charges to the extent deducted in computing Consolidated Operating Income, plus (vii) Eligible Asset Impairment Charges to the extent deducted in computing Consolidated Operating Income, plus (viii) Eligible Miscellaneous Non-Cash Charges to the extent deducted in computing Consolidated Operating Income, plus (ix) Eligible Restructuring Charges to the extent deducted in computing Consolidated

         Operating Income, minus (a) the total interest income of the Company and its Subsidiaries to the extent included in computing Consolidated Operating Income minus (b) the total tax benefit reported by the Company and its Subsidiaries to the extent included in computing Consolidated Operating Income.

                  "Consolidated Equity" means as of the date of any determination thereof for any relevant period, the total stockholders' equity of the Company and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP, plus the sum of the amounts for such period, without duplication, of (i) foreign currency translation and transaction gains and losses, plus (ii) all charges against income for foreign taxes and U.S. income taxes, plus (iii) Eligible Asset Disposition Charges, plus (iv) Eligible Asset Impairment Charges, plus
         (v) Eligible Non-Cash Miscellaneous Charges, plus (vi) Eligible Restructuring Charges.

                  "Default Rate" means the greater of (i) 2.00% over the then applicable Series I Applicable Rate or (ii) 2.00% over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York from time to time in New York, New York as its "base" or "prime" rate.

         2.12 The Note Purchase Agreement shall be and hereby is amended by inserting a new Schedule C in the form of Schedule C attached to this Second Amendment.

         2.13 Exhibit 1 to the Note Purchase Agreement is amended in its entirety by substituting therefor Amended Exhibit 1 attached to this Amendment.

         2.14 Exhibit 2 to the Note Purchase Agreement is amended in its entirety by substituting therefor Amended Exhibit 2 attached to this Amendment.

         2.15 Exhibit 7.1(b) to the Note Purchase Agreement is amended in its entirety by substituting therefor Amended Exhibit 7.1(b) attached to this Amendment.

         SECTION 3 Representations and Warranties of the Company. To induce the Noteholders to execute and deliver this Second Amendment (which representations shall survive the execution and delivery of this Second Amendment), each of the Company and the Guarantors represent and warrant to the Noteholders that:

                           (a) since December 31, 2002, there has been no change
                     in the condition, financial or otherwise, of the Company and its Subsidiaries as shown on the consolidated balance sheet as of such date except changes in the ordinary course of business, none of which individually or in the aggregate has had, or reasonably could be expected to have, a Material Adverse Effect;

                           (b) this Second Amendment has been duly authorized,
                     executed and delivered by it and this Second Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company and Guarantors enforceable against each of them in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or in law);

                           (c) the Note Agreement, as amended by this Second
                     Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or in law);

                           (d) the Amended and Restated Notes have been duly
                     authorized by all necessary corporate action on the part of the Company and the Amended and Restated Notes being delivered on the Effective Date have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or in law);

                           (e) the execution, delivery and performance by the
                     Company of this Second Amendment and the Amended and Restated Notes and by the Guarantors of this Second Amendment (i) have been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) do not require the consent or approval of any governmental or regulatory body or agency, and (iii) do not and will not
                     (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws,
                     (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, the Note Agreement, or (B) result in a breach or constitute (along or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this
                     Section 3(e);

                           (f) except as set forth in Sections 5(d) and (e) and
                     as set forth in the description of the 0.25% restructuring fee contained in Section 2.3 of this Second Amendment and comparable fees as set forth in the separate amendments dated as of the date hereof to each of the Specified Agreements, the Company has not paid or agreed to pay any fee or other compensation to any party to the Specified Agreements in connection with the amendment of the Note Agreement or the Notes;

                           (g) as of the date hereof and after giving effect to
                     this Second Amendment, no Default or Event of Default has occurred which is continuing; and

                           (h) all the representations and warranties contained
                     in Section 5 of the Note Agreement are true and correct in all material respects with the same force and effect as if made by the Company on and as of the date hereof.

         SECTION 4 Reaffirmation of Subsidiary Guarantee Agreement. Each of the Guarantors hereby reaffirms each of their obligations under the Subsidiary Guarantee Agreement after giving effect to this Second Amendment.

         SECTION 5 Conditions to Effectiveness of this Amendment. Subject to the proviso below, this Second Amendment shall be deemed effective as of April 11, 2003, provided that each and every one of the following conditions shall have been satisfied:

                           (a) each Amended and Restated Note or, if requested
                     by any Noteholder, each Allonge shall have been duly executed by the Company and shall have been delivered to the Noteholders or their special counsel;

                           (b) executed counterparts of this Second Amendment,
                     duly executed by the Company, the Guarantors and the holders of 100% of the outstanding principal amount of the Notes, shall have been delivered to the Noteholders;

                           (c) the representations and warranties of the Company
                     and the Guarantors set forth in Section 3 hereof are true and correct on and with respect to the date hereof;

                           (d) subject to Section 8.7(b) of the Note Purchase
                     Agreement, the Company shall have paid in cash an amendment fee to each Noteholder in an amount equal to 0.625% of the outstanding principal amount of the Notes (other than the Deferral Fee Notes and Make-Whole Notes) held by such Noteholder (each as calculated on the Second Amendment Effective Date);

                           (e) the Company shall have paid to each Noteholder
                     the aggregate amount of interest, accrued and unpaid up to and including the Second Amendment Effective Date, on the Notes, including, without limitation as a result of the effectiveness of the 0.50% increase in the Series A Applicable Rate effective as of February 27, 2003 pursuant hereto;

                           (f) the Company shall have paid the reasonable fees
                     and expenses of Schiff Hardin & Waite, special counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this Second Amendment;

                           (g) the Noteholders shall have received similar
                     executed amendments to the Specified Agreements in form and substance satisfactory to the Noteholders;

         provided that upon the satisfaction of the foregoing conditions precedent, the amendments set forth in this Second Amendment relating to the Series A Applicable Rate shall be effective as of February 27, 2003 and the amounts added to the Make-Whole Notes for February 28, 2003 and March 31, 2003 shall be adjusted accordingly.

         SECTION 6 Consents and Waivers. Upon and by virtue of this Second Amendment becoming effective as herein contemplated, the Noteholders hereby consent to the amendments specified herein, including the amendment of the Specified Agreements, in each case in a manner similar to the amendments hereunder.

         SECTION 7 Miscellaneous.

                           (a) This Second Amendment shall be construed in
                     connection with and as part of the Note Agreement, and except as modified and expressly amended by this Second Amendment, all terms, conditions and covenants contained in the Note Agreement are hereby ratified and shall be and remain in full force and effect.

                           (b) Any and all notices, requests, certificates and
                     other instruments executed and delivered after the execution and delivery of this Second Amendment may refer to the Note Agreement without making specific reference to this Second Amendment, but nevertheless all such references shall include this Second Amendment unless the context otherwise requires.

                           (c) The descriptive headings of the various Sections
                     or parts of this Second Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

                           (d) This Second Amendment shall be governed by and
                     construed in accordance with Illinois law, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                           (e) The execution hereof by you shall constitute a
                     contract between us for the uses and purposes hereinabove set forth, and this Second Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                           WABASH NATIONAL CORPORATION


                                          By:___________________________________
                                          Christopher A. Black, Vice President
                                          & Treasurer

Accepted and Agreed:

                                            THE PRUDENTIAL INSURANCE COMPANY OF
                                            AMERICA

                                            By:
                                                 -------------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                    ----------------------------

Accepted and Agreed:

                                            NATIONWIDE LIFE INSURANCE COMPANY


                                            By:
                                                 -------------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                    ----------------------------

Accepted and Agreed:

                                            WEST COAST LIFE INSURANCE COMPANY


                                            By:
                                                 -------------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                    ----------------------------

Accepted and Agreed:

                                            NATIONWIDE LIFE AND ANNUITY
                                            INSURANCE COMPANY



                                            By:
                                                 -------------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                    ----------------------------

Accepted and Agreed:

                                            GREAT-WEST LIFE & ANNUITY INSURANCE
                                            COMPANY



                                            By:
                                                 -------------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                    ----------------------------


                                            By:
                                                 -------------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                    ----------------------------

                            CONSENT AND REAFFIRMATION

                  Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Second Amendment dated as of April 11, 2003 ("Second Amendment") to the Amended and Restated Note Purchase Agreement, dated as of April 12, 2002 and as amended on December 13, 2002 by and among Wabash National Corporation, a Delaware corporation ("Company"), and the several Noteholders party to the Note Agreement (collectively, the "Noteholders"). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Note Purchase Agreement. Without in any way establishing a course of dealing by the Noteholders, each of the undersigned consents to the Second Amendment and reaffirms the terms and conditions of the Guaranty, the Note Purchase Agreement and any other Note Document executed by it and acknowledges and agrees that such agreement and each and every such Note Document executed by the undersigned in connection with the Note Purchase Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Note Purchase Agreement contained in the above-referenced documents shall be a reference to the Note Purchase Agreement as so modified by the Second Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated:  April 11, 2003

                          APEX TRAILER LEASING & RENTALS, L.P.


                          By: Wabash National Corporation, its general partner


                             By: _______________________________________________
                                Christopher A. Black, Vice President & Treasurer


                          CLOUD OAK FLOORING COMPANY, INC.


                             By: _______________________________________________
                                 Christopher A. Black, Authorized Representative


                          CONTINENTAL TRANSIT CORPORATION


                             By: _______________________________________________
                                 Christopher A. Black, Authorized Representative

                          FTSI DISTRIBUTION COMPANY, L.P.


                          By:      Wabash National Trailer Centers, Inc.,
                                     formerly known as NOAMTC, Inc.,
                                     its general partner


                             By: _______________________________________________
                                 Christopher A. Black, Authorized Representative


                          NATIONAL TRAILER FUNDING, L.L.C.


                          By:      Wabash National Trailer Centers, Inc.,
                                     formerly known as NOAMTC, Inc., its Member


                             By: _______________________________________________
                                 Christopher A. Black, Authorized Representative


                          WABASH NATIONAL TRAILER CENTERS, INC.,
                          formerly known as NOAMTC, Inc.


                             By: _______________________________________________
                                 Christopher A. Black, Authorized Representative


                          WABASH FINANCING LLC


                             By: _______________________________________________
                                 Christopher A. Black, Authorized Representative


                          WABASH NATIONAL L.P.


                          By:      Wabash National Trailer Centers, Inc.,
                                    formerly known as NOAMTC, Inc.,
                                    its general partner


                             By: _______________________________________________
                                 Christopher A. Black, Authorized Representative

                          WABASH NATIONAL SERVICES, L.P.


                          By:      Wabash National Trailer Centers, Inc.,
                                     formerly known as NOAMTC, Inc.,
                                     its general partner


                             By: _______________________________________________
                                 Christopher A. Black, Authorized Representative


                          WABASH TECHNOLOGY CORP.


                             By: _______________________________________________
                                 Christopher A. Black, Authorized Representative


                          WNC CLOUD MERGER SUB, INC.


                             By: _______________________________________________
                                 Christopher A. Black, Authorized Representative


                          WNC RECEIVABLES MANAGEMENT CORP.


                             By: _______________________________________________
                                 Christopher A. Black, Secretary


                          WTSI TECHNOLOGY CORP.


                             By: _______________________________________________
                                 Christopher A. Black, Authorized Representative

                                 [FORM OF NOTE]

                              AMENDED AND RESTATED

                           WABASH NATIONAL CORPORATION

         SERIES A ADJUSTING RATE SENIOR SECURED NOTE DUE MARCH 30, 2004

No. [_____]                                                      [Date]
$[_______]                                                       PPN: [________]

         FOR VALUE RECEIVED, the undersigned, WABASH NATIONAL CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [___________________________], or registered assigns, the principal sum of [___________________________] DOLLARS on March 30, 2004, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate equal to the Series A Applicable Rate (as defined below) from the date hereof, payable monthly, on the last Business Day of each calendar month in each year, commencing with the last Business Day of the calendar month next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable monthly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 2.00% over the Series A Applicable Rate or (ii) 2.00% over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York from time to time in New York, New York as its "base" or "prime" rate. As used herein, "Series A Applicable Rate" means, at any time, the sum of (i) 10.16% per annum plus (ii) the Applicable Margin (as defined in the Note Purchase Agreement) at such time.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Series A Senior Secured Notes (herein called the "Notes") issued pursuant to separate Amended and Restated Note Purchase Agreements, each dated as of April 12, 2002 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and


                                    EXHIBIT 1
                          (to Note Purchase Agreement)
registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         This Note is subject to mandatory and optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

         This Note is equally and ratably secured by the Collateral Documents (as defined in the Note Purchase Agreements). Reference is hereby made to the Collateral Documents for a description of the collateral thereby mortgaged, warranted, bargained, sold, released, conveyed, assigned, transferred, pledged and hypothecated, the nature and extent of the security for the Notes, the rights of the holders of the Notes, the Collateral Agent (as defined in the Note Purchase Agreements) in respect of such security and otherwise.

         The payment of the principal amount of, premium, if any, and interest on this Note has been unconditionally guaranteed by the Guarantors (as defined in the Note Purchase Agreements) pursuant to the Note Guaranty (as defined in the Note Purchase Agreements). Reference is hereby made thereto for a statement of the rights and benefits accorded thereby.

         THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF ILLINOIS EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                      WABASH NATIONAL CORPORATION



                                      By:    __________________________________
                                             Title:____________________________





                                     E-1-2

                            [FORM OF MAKE-WHOLE NOTE]

                              AMENDED AND RESTATED

                           WABASH NATIONAL CORPORATION

       SERIES A ADJUSTING RATE SENIOR SECURED PIK NOTE DUE MARCH 30, 2004

No. [_______]                                                    [_____________]
$[__________]                                                    PPN: [________]

         FOR VALUE RECEIVED, the undersigned, WABASH NATIONAL CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [____________________________], or registered assigns, the [____] Note Accreted
Principal Amount on March 30, 2004. The outstanding principal amount of this Senior Secured PIK Note shall accrete at the Series A Applicable Rate on a monthly basis on the last Business Day of each calendar month in each year commencing with the last Business Day of the calendar month next succeeding the date hereof (computed on the basis of a year of 360 days and twelve 30-day months) from January 31, 2003 and shall cease to accrete on the date on which this Senior Secured PIK Note shall have been paid in full; provided that in the case of any prepayment or other payment of this Senior Secured PIK Note on any date other than the last Business Day of any calendar month, the outstanding principal amount of this Senior Secured PIK Note shall accrete at the Series A Applicable Rate on a daily basis from the date of the last Business Day of such calendar month to the date of such prepayment; provided further that upon the occurrence of an Event of Default (as defined in the Note Purchase Agreements referred to below and until such Event of Default has been cured or waived in writing (such period constituting a "Default Interest Period"), the outstanding principal amount of this Senior Secured PIK Note shall accrete, to the extent permitted by law, at a rate per annum from time to time equal to the greater of
(i) 2% over the Series A Applicable Rate or (ii) 2% over the rate of interest publicly announced by Morgan Guaranty Bank of New York from time to time in New York, New York as its "base" or "prime" rate. It is understood and agreed that any reference in this Senior Secured PIK Note to the "principal amount" of this Senior Secured PIK Note shall include a reference to the [____] Note Accreted Principal Amount thereof whether or not specifically set forth. As used herein, "Series A Applicable Rate" means, at any time, the sum of (i) 10.16% per annum plus (ii) the Applicable Margin (as defined in the Note Purchase Agreement) at such time.


         "[____] Note Accreted Principal Amount" shall mean with reference to this Senior Secured PIK Note, as of any date of determination, the sum of (a) [__________] and (b) the outstanding principal amount of this Senior Secured PIK Note which shall have been accreted thereon from January 31, 2003 through such date, such amount shall accrete at the Series A Applicable Rate on a monthly basis on the last Business Day of each calendar month in each year commencing with the last Business Day of the calendar month next succeeding the date hereof (computed on the basis of a year of 360 days and twelve 30-day months) and shall cease to accrete on the date on which this Senior Secured PIK Note shall have been paid in full; provided that in the case of any prepayment or other payment of this Senior Secured PIK Note

                                   EXHIBIT 2
                          to Note Purchase Agreement)
on any date other than the last Business Day of any calendar month, the outstanding principal amount of this Senior Secured PIK Note shall accrete at the Series A Applicable Rate on a daily basis from the date of the last Business Day of such calendar month to the date of such prepayment.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of the Series A Applicable Rate Senior Secured PIK Notes, due March 30, 2004 (the "Deferral Fee Notes") of the Company in the aggregate original principal amount of [_________] which, together with the Company's Notes and Make-Whole Notes (as each is defined in the Note Purchase Agreements described below) are hereinafter referred to collectively as the "Notes", are issued and outstanding pursuant to separate Amended and Restated Note Purchase Agreements, each dated as of April 12, 2002 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in SECTION 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in SECTION 6.2 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make a required prepayment of principal on the date and in the amount specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the [____] Note Accreted Principal Amount of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

This Note is equally and ratably secured by the Collateral Documents (as defined in the Note Purchase Agreements). Reference is hereby made to the Collateral Documents for a description of the collateral thereby mortgaged, warranted, bargained, sold, released, conveyed, assigned, transferred, pledged and hypothecated, the nature and extent of the security for the




                                     E-2-2

Notes, the rights of the holders of the Notes, the Collateral Agent (as defined in the Note Purchase Agreements) in respect of such security and otherwise.

         The payment of all [____] Note Accreted Principal Amount of, premium, if any, and interest on this Note has been unconditionally guaranteed by the Guarantors (as defined in the Note Purchase Agreements) pursuant to the Note Guaranty (as defined in the Note Purchase Agreements). Reference is hereby made thereto for a statement of the rights and benefits accorded thereby.

         This Note shall be construed and enforced in accordance with, and the rights and parties shall be governed by, the law of the State of Illinois, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.


                                    WABASH NATIONAL CORPORATION



                                    By:   ________________________________
                                          Title:__________________________




                                     E-2-3

                             [FORM OF PIK GRID NOTE]

                              AMENDED AND RESTATED

                           WABASH NATIONAL CORPORATION

                 SENIOR SECURED PIK GRID NOTE DUE MARCH 30, 2004

No. [____]                                                       [_____________]
                                                                 PPN: [________]

         FOR VALUE RECEIVED, the undersigned, WABASH NATIONAL CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [___________________], or registered assigns, the [____] Note Accreted Principal Amount on March 30, 2004. The outstanding principal amount of this Senior Secured PIK Grid Note shall accrete at the Series A Applicable Rate per annum on a monthly basis on the last Business Day of each calendar month in each year commencing with the last Business Day of the calendar month next succeeding the date hereof (computed on the basis of a year of 360 days and twelve 30-day months) from the date of issuance hereof and shall cease to accrete on the date on which this Senior Secured PIK Grid Note shall have been paid in full; provided that in the case of any prepayment or other payment of this Senior Secured PIK Grid Note on any date other than the last Business Day of any calendar month, the outstanding principal amount of this Senior Secured PIK Grid Note shall accrete at the Series A Applicable Rate per annum on a daily basis from the date of the last Business Day of such calendar month to the date of such prepayment; provided, further that upon the occurrence of an Event of Default (as defined in the Note Purchase Agreement referred to below and until such Event of Default has been cured or waived in writing (such period constituting a "Default Interest Period"), the outstanding principal amount of this Senior Secured PIK Grid Note shall accrete, to the extent permitted by law, at a rate per annum from time to time equal to the greater of (i) 2.00% over the Series A Applicable Rate or (ii) 2.00% over the rate of interest publicly announced by Morgan Guaranty Bank of New York from time to time in New York, New York as its "base" or "prime" rate. It is understood and agreed that any reference in this Senior Secured PIK Grid Note to the "principal amount" of this Senior Secured PIK Grid Note shall include a reference to the [____] Note Accreted Principal Amount thereof whether or not specifically set forth. As used herein, "Series A Applicable Rate" means, at any time, the sum of (i) 10.16% per annum plus (ii) the Applicable Margin (as defined in the Note Purchase Agreement) at such time.

         "[____] Note Accreted Principal Amount" shall mean with reference to this Senior Secured PIK Grid Note, as of any date of determination, the sum of
(a) the Make-Whole Amounts which shall become payable to the holder of this Note with respect to such holder's Series A Notes, from time to time upon payment by the Company of portions of the principal amount of such Notes pursuant to
Section 8.1(b) of the Note Purchase Agreement and (b) the outstanding principal amount of this Senior Secured PIK Grid Note which shall have been accreted thereon from the date of issuance through such date, such amount shall accrete at the Series A Applicable Rate per annum on a monthly basis on the last Business Day of each calendar month in each year commencing with the last Business Day of the calendar month next succeeding the date hereof (computed on the basis of a year of 360 days and twelve 30-day




                                    EXHIBIT 3
                          (to Note Purchase Agreement)
months) and shall cease to accrete on the date on which this Senior Secured PIK Grid Note shall have been paid in full; provided that in the case of any prepayment or other payment of this Senior Secured PIK Grid Note on any date other than the last Business Day of any calendar month, the outstanding principal amount of this Senior Secured PIK Grid Note shall accrete at the Series A Applicable Rate per annum on a daily basis from the date of the last Business Day of such calendar month to the date of such prepayment. The amounts of the Make-Whole Amounts payable from time to time may for the convenience of the parties be recorded by the holder hereof on the attached Grid however the books and records of the holder shall, in the absence of manifest error, be conclusive as to the determination of the Make-Whole Amounts evidenced by this Note.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of the Senior Secured PIK Grid Notes due March 30, 2004 (the "Make-Whole Notes") of the Company which, together with the Company's Notes and Deferral Fee Notes (as each is defined in the Note Purchase Agreement described below) are hereinafter referred to collectively as the "Notes", are issued and outstanding pursuant to that certain Amended and Restated Note Purchase Agreement, dated as of April 12, 2002 (as from time to time amended, the "Note Purchase Agreement"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.

         This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make a required prepayment of principal on the date and in the amount specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.


                                     E-3-2

         This Note is equally and ratably secured by the Collateral Documents (as defined in the Note Purchase Agreement). Reference is hereby made to the Collateral Documents for a description of the collateral thereby mortgaged, warranted, bargained, sold, released, conveyed, assigned, transferred, pledged and hypothecated, the nature and extent of the security for the Notes, the rights of the holders of the Notes, the Collateral Agent (as defined in the Note Purchase Agreement) in respect of such security and otherwise.

         The payment of all [____] Note Accreted Principal Amount of, premium, if any, and interest on this Note has been unconditionally guaranteed by the Guarantors (as defined in the Note Purchase Agreement) pursuant to the Note Guaranty (as defined in the Note Purchase Agreement). Reference is hereby made thereto for a statement of the rights and benefits accorded thereby.

         THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS AND PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF ILLINOIS, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                       WABASH NATIONAL CORPORATION

                                       By:    ______________________________

                                       Title: ______________________________










                                     E-3-3

                           WABASH NATIONAL CORPORATION
  SCHEDULE OF MAKE-WHOLE AMOUNTS DUE UNDER THE SENIOR SECURED PIK GRID NOTE DUE
                                 MARCH 30, 2004


                                                                                  Total
                                                                                Accreted
                                                                               Principal,
                                    Accreted                     Accreted     Interest and
                      Make-Whole   Principal     Applicable      Interest     Deferral Fee
        Date            Amount       Amount    Interest Rate      Payable       Payable
4/30/02

5/31/02

6/30/02

7/31/02

8/31/02

9/30/02

10/31/02

11/30/02

12/31/02

1/31/03

2/28/03

3/31/03

4/30/03

5/31/03

6/30/03

7/31/03

8/31/03

9/30/03

10/31/03

11/30/03

12/31/03

1/31/04

2/28/04




                                     E-2-4

                             Amended Exhibit 7.1(b)

                         FORM OF COMPLIANCE CERTIFICATE

To:      The Parties to the
         Note Agreements Described Below


                                    This Compliance Certificate is furnished
                  pursuant to that certain Amended and Restated Note Purchase Agreement dated as of April 12, 2002 (as amended, modified, renewed or extended from time to time, the "Agreement") between Wabash National Corporation (the "Company"), and each of the Purchasers named therein. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

         THE UNDERSIGNED HEREBY CERTIFIES THAT:

                                    1. I am the duly elected ________________ of
                  the Company and the [Chief Financial Officer] [Treasurer];

                                    2. I have reviewed the terms of the
                  Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Company and its Subsidiaries during the accounting period covered by the attached financial statements;

                                    3. The examinations described in paragraph 2
                  did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

                                    4. Schedule I and Schedule II attached
                  hereto set forth financial data and computations evidencing the Company's compliance with certain covenants of the Agreement and the Excess Cash Flow during the accounting period covered by the attached financial statements, all of which data and computations are true, complete and correct.








                                 Exhibit 7/1(b)
                          (to Note Purchase Agreement)

                                    Described below are the exceptions, if any,
                  to paragraph 3, listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Company has taken, is taking, or proposes to take with respect to each such condition or event:

                  ______________________________________________________________

                  ______________________________________________________________





                                   E-7.1(b)-2

                  The foregoing certifications, together with the computations set forth in Schedule I and Schedule II hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this _____ day of __________, ____.



                                           ________________________________
                                           [Insert Name of Officer]

Wabash National Corporation
Quarterly Compliance Certificate Worksheet

                             COMPLIANCE CERTIFICATE
          QUARTERLY SCHEDULE OF COMPLIANCE AS OF _______________, 2002
                             (DOLLARS IN THOUSANDS)

A.       EXCESS CASH FLOW (PARAGRAPH 4B(c))

         1.       Actual Amount:
                  a.       Sum of Cash & Cash Equivalents                               $        -
                  b.       Quarterly Average Available Liquidity                        $        -
                                                                                        -----------
                  c.       Total Available Liquidity (a+b)                              $        -
         2.       Projected Amount:
                  a.       Liquidity Amount (Schedule B-19)                             $        -
                  b.       Cash Basket                                                  $     5,000
                                                                                        -----------
                  c.       Total Projected Liquidity Amount (a+b)                       $     5,000

         3.       Cash Flow Available for Debt Paydown (1c -  2c)                       $   (5,000)

B.       MAXIMUM LEVERAGE VALUATION RATIO (PARAGRAPH 6C(c))

         1.       Actual Amount:
                  a.       Senior Notes
                  b.       Indebtedness under Credit Agreement
                           (excluding L/C Obligations)                                  -----------
                  c.       Total Debt (a+b)                                             $        -
                  d.       Cash and Cash Equivalents
                  e.       Net Inventory
                  f.       Net Prepaid and Other Expenses
                  g.       Net PP&E
                                                                                        -----------
                  h.       Total Assets (d+e+f+g)                                       $        -
                  i.       Leveraged Ratio (c/h)                                              0.00x

         2.       Maximum Permitted Ratio                                                         x

C.       MAXIMUM CAPITAL EXPENDITURES (PARAGRAPH 6C(f))

         1.       Actual Amount:
                  a.       Capital Expenditures (Fiscal Year-to-Date)                   $        -

         2.       Maximum Annual Allowed Amount                                         $     6,000

D.       MAXIMUM FINANCE CONTRACTS (PARAGRAPH 6C(g))

         1.       Actual Amount:
                  a.       Finance Contracts (12 mth period 4/12/02-4/11/03)            $        -

         2.       Maximum Annual Allowed Amount                                         $     5,000

Wabash National Corporation
Monthly Compliance Certificate Worksheet

                             COMPLIANCE CERTIFICATE
              MONTHLY SCHEDULE OF COMPLIANCE AS OF _________, 2003
                             (DOLLARS IN THOUSANDS)

A.       MINIMUM ROLLING 12 MONTH CONSOLIDATED EBITDA (PARAGRAPH 6C(d))

         1.       Actual Amount:

                  a.       Consolidated Operating Income                                $         -
                  b.       Foreign and Domestic Taxes Deducted in Operating Income      $         -
                  c.       Interest Expense Deducted in Operating Income                $         -
                  d.       Other Non-Cash Charges Deducted in Operating Income          $         -
                           (Aggregate Annual Amount not in Excess of $15,000,000)
                  e.       Depreciation Expense Deducted in Operating Income            $         -
                  f.       Amortization Expense Deducted in Operating Income            $         -
                  g.       Interest Income Included in Operating Income                 $         -
                  h.       Total Tax Benefit Included in Operating Income               $         -
                  i.       Consolidated EBITDA (a+b+c+d+e+f-g-h)                        $         -

         2.       Minimum Required Amount                                               $         -

Wabash National Corporation
Quarterly Compliance Certificate Worksheet

                             COMPLIANCE CERTIFICATE
             QUARTERLY SCHEDULE OF COMPLIANCE AS OF _________, 2003
                             (DOLLARS IN THOUSANDS)

A.       EXCESS CASH FLOW (PARAGRAPH 4B(c))

         1.       Actual Amount:
                  a.       Sum of Cash & Cash Equivalents                       $        -
                  b.       Available Liquidity                                  $        -
                                                                                -----------
                  c.       Total Available Liquidity (a+b)                      $        -

         2.       Deduction                                                     $   50,000

         3.       Gross Excess Cash Flow
                                                                                -----------

         4.       Excess Cash Flow (lesser of $20,000 and item 3)
                                                                                -----------

B.       MINIMUM CONSOLIDATED TAX ADJUSTED EQUITY (PARAGRAPH 6C(a))

         1.       Actual Amount:

                  a.       Consolidated Equity                                  $        -
                  b.       Cumulative Federal, State and Local Income
                           Tax Benefit                                          $        -
                                                                                -----------
                  c.       Consolidated Tax Adjusted Equity(a+b)                $        -

         2.       Minimum Required Amount                                       $        -

C.       MINIMUM CONSOLIDATED EQUITY (PARAGRAPH 6C(b))

         1.       Actual Amount:

                  a.       Consolidated Equity                                  $        -
                  b.       Minimum Required Amount                              $        -

D.       MAXIMUM LEVERAGE VALUATION RATIO (PARAGRAPH 6C(c))

         1.       Actual Amount:
                  a.       Senior Notes                                         $        -
                  b.       Indebtedness under Credit Agreement
                           (excluding L/C Obligations)                          $        -
                                                                                -----------
                  c.       Total Debt (a+b)                                     $        -
                  d.       Cash and Cash Equivalents                            $        -
                  e.       Net Inventory                                        $        -
                  f.       Net Prepaid and Other Expenses                       $        -

                  g.       Net PP&E                                             $     -
                                                                                -------
                  h.       Total Assets (d+e+f+g)                               $     -
                  i.       Leverage Ratio (c/h)                                        x
                                                                                 ------

         2.       Maximum Permitted Ratio                                              x
                                                                                 ------

E.       MINIMUM INTEREST COVERAGE RATIO (PARAGRAPH 6C(e))

         1.       Actual Amount:
                  a.       Cumulative Consolidated EBITDA                       $     -
                  b.       Cumulative Interest Expense                          $     -
                  c.       Interest Coverage Ratio (a/b)                               x
                                                                                 ------

         2.       Minimum Ratio Allowed                                               -

F.       MAXIMUM CAPITAL EXPENDITURES (PARAGRAPH 6C(f))

         1.       Actual Amount:
                  a.       Capital Expenditures (Fiscal Year-to-Date)           $     -

         2.       Maximum Annual Allowed Amount                                 $ 6,000

G.       MAXIMUM FINANCE CONTRACTS (PARAGRAPH 6C(g))

         1.       Actual Amount:
                  a.       Finance Contracts
                           (12 month period 4/12/02-4/11/03)                    $     -
                           (12 month period 4/12/03-4/11/04)                    $

         2.       Maximum Annual Allowed Amount                                 $ 5,000

H.       MAXIMUM OTHER UNSECURED INDEBTEDNESS (PARAGRAPH 6B(a)(ix))

         1.       Actual Amount:                                                $_______

         2.       Maximum Permitted Amount:                                     $3,000

I.       SALES OF ASSETS (PARAGRAPH 6B(b) [IF APPLICABLE])

         1.       Actual Amount:

                  a.       Total amount of sales of assets in current fiscal
                           year to date (See Schedule II for detail)            $_______


         2.       Maximum Permitted Amount:                                     $5,000

J. SALES OF ASSETS BY APEX TRAILER LEASING & RENTALS, L.P. ("APEX") (PARAGRAPH 6B(b)(iv))

         1.       Actual Amount:

                  a.       Total amount of sales of assets in current
                           fiscal year to date (See Schedule II for detail)     $________

         2.       Maximum Permitted Amount:

                  a.       Total Assets of APEX at end of prior fiscal year     $________

                  b.       Intangible assets                                    -________

                  c.       Tangible Assets of APEX at end of prior
                           fiscal year                                         =$________

                                                                                x 0.50

                  d.       Maximum Permitted Amount                            =$_______

K.       INVESTMENTS (PARAGRAPH 6B(d)(vii))

         For each new Investment pursuant to Paragraph 6B(d)(vii) of the Agreement during the most recent fiscal quarter covered by this Certificate, complete the following:

         1.       Date and brief description of nature of new Investment:

                  -------------------------------------------------------


                  -------------------------------------------------------
         2.       Actual Amount:

                  a.       Amount of new Investment                             $_______

                  b.       Amount of existing Investments under
                           Paragraph 6B(d)(vii)                                 +_______

                  c.       Total Investments under Paragraph 6B(d)(vii)        =$______

         3.       Maximum Permitted Amount:                                     $5,000

L.       LEASES (PARAGRAPH 6B(n))

         1.       Actual Amount of Leases:                                      $______

         2.       Maximum Permitted Amount:                                     $3,500

                      SCHEDULE II TO COMPLIANCE CERTIFICATE

                  Schedule of Compliance as of __________, ____

                             (Dollars in Thousands)

A.       Sales of Assets

         [List separate sales and amounts]                    $_____________
                                                              ______________
                                                              ______________
                                                              ______________
                                                              ______________
                                                     Total    $_____________